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                                                                   EXHIBIT 10.11



                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made and entered into as of the ___ day of ________, 1998 by and among LODGIAN, INC., a Delaware corporation (the "Company"), and the individuals and entities listed on the signature pages hereto (individually referred to as, a "Stockholder" and collectively referred to as, the "Stockholders").

                              W I T N E S S E T H:


         WHEREAS, pursuant to that certain Amended and Restated Agreement and Plan of Merger, dated March 20, 1998 (the "Acquisition Agreement"), among Servico, Inc., a Florida corporation ("Servico"), the Company, Impac Hotel Group, L.L.C., a Georgia limited liability company, SHG-S Sub, Inc., a Florida corporation and wholly-owned subsidiary of the Company, SHG-I Sub, L.L.C., a Georgia limited liability company and wholly-owned subsidiary of the Company, P-Burg Lodging Associates, Inc., a Kentucky corporation ("P-Burg"), Hazard Lodging Associates, Inc. a Kentucky corporation ("Hazard"), Memphis Lodging Associates, Inc., a Florida corporation ("Memphis"), Delk Lodging Associates, Inc., a Delaware corporation ("Delk"), Impac Hotel Development, Inc., a Delaware corporation ("IHD"), Impac Design and Construction, Inc., a Delaware corporation ("IDC"), Impac Hotel Group, Inc., a Florida corporation, ("IHG") (P-Burg, Hazard, Memphis, Delk, IHD, IDC and IHG being referred to collectively as the "Impac Affiliated Companies"), and certain acquisition subsidiaries, Impac and each of the Impac Affiliated Companies became wholly-owned subsidiaries of the Company and the members of Impac and the stockholders of the Impac Affiliated Companies became stockholders of the Company (such transaction being hereinafter referred to as the "Merger");


         WHEREAS, pursuant to the Merger, the Stockholders received shares of Common Stock, par value $.01 per share, of the Company ("Common Stock"), in exchange for their membership interests in Impac; and

         WHEREAS, pursuant to the Acquisition Agreement, the Company has agreed to grant to the Stockholders certain registration rights with respect to such shares of Common Stock.

         NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the Company and the Stockholders agree as follows:

         1. Registration Rights.

            (a) Subject to the limitations set forth in this Agreement, if at any time prior to the date which is two years from the date hereof the Company proposes to register any of its Common Stock for its own account under the Securities Act of 1933, as amended (the "Act"), in connection with an underwritten public offering, the Company shall give written notice to the Stockholders as promptly as practicable of its intention to effect such a registration. Upon written

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request of any Stockholder, given within 10 days after receipt from the Company of such notice, the Company shall, subject to the limitations set forth in this Agreement, use its best efforts to cause the number of the Stockholder's Registerable Securities (as hereinafter defined) referred to in such request (which may not exceed 40% of the number of Registerable Securities then held by such Stockholder) to be included in such registration statement.

            (b) Requirements of Request. Each request delivered pursuant to
Section 1(a) shall: (i) specify the amount of Registerable Securities intended to be offered and sold by such Stockholder; and (ii) contain the undertaking of the Stockholder to provide all such information and materials and take all such action as may be required in order to permit the Company to comply with all applicable requirements of the Securities and Exchange Commission (the "SEC") and state securities and "blue sky" laws with respect to registration of such Stockholder's Registerable Securities and to obtain acceleration of the effective date of the registration statement.

            (c) Limitations on Incidental Registrations. The obligations of the Company to cause any Stockholder's Registerable Securities to be registered pursuant to this Section 1 are subject to each of the following limitations, conditions and qualifications:

                (i) In no event shall the Company be required to register Registerable Securities pursuant to this Agreement in an amount in excess of 10% of the aggregate number of shares of Common Stock being offered in the registration.

                (ii) If the Company is advised in writing by the managing underwriter that the inclusion of the Registerable Securities requested to be included in such registration pursuant to Section 1(a) and pursuant to any other rights granted by the Company to holders of its securities to request inclusion of any such securities in such registration exceeds the number of securities which can be sold in the offering without, in the opinion of such underwriter, interfering with the orderly sale and distribution of the Common Stock proposed to be offered by the Company or adversely affecting the price at which such Common Stock may be sold, the Company may first include in such registration all Common Stock the Company proposes to sell, and the Stockholders shall accept a reduction (including a total elimination) in the number of shares to be included in such registration in accordance with Section 5 below.

                (iii) Any Stockholder wishing to participate in the offering must (together with the Company and other holders distributing their securities through such offering) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such offering by the Company.

                (iv) The Company may, in its sole discretion and without the consent of the Stockholders, withdraw any registration statement it has filed, before or after effectiveness, and abandon the proposed offering in which the Stockholders had requested to participate at any time.


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         2. Indemnification. In the event that the Company shall register under the Act any Stockholder's Registerable Securities (such selling Stockholder being hereafter referred to as a "Seller"):

            (a) Company's Indemnification. The Company will indemnify and hold harmless the Seller and each person who controls the Seller within the meaning of the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") against any losses, claims, expenses, damages or liabilities (including reasonable attorneys' fees), joint or several, to which the Seller or controlling person become subject under the Act, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registerable Securities were registered under the Act pursuant to Section 1 hereof, any preliminary prospectus (if used prior to the effective date of the registration statement) or final prospectus contained therein, or any amendment or supplement thereof, or arise out or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Seller and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, expense, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, expense, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished to the Company by the Seller or such controlling person.

            (b) Seller's Indemnification. The Seller will indemnify and hold harmless the Company and each underwriter of the Company's securities under
Section 1 and each person who controls the Company or underwriter within the meaning of the Act and the Exchange Act, each officer of the Company who signs the registration statement and each director of the Company, against all losses, claims, expenses, damages or liabilities (including reasonable attorneys' fees), joint or several, to which the Company, underwriter or such officer or director or controlling person become subject under the Act, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registerable Securities were registered under the Act pursuant to Section 1 hereof, any preliminary prospectus (if used prior to the effective date of the registration statement) or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, each such underwriter and each such officer, director and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, expense, damage, liability or action; provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, expense, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished to the Company by the Seller or any controlling person of the Seller.


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            (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof; provided, however, that any failure to give such notice will not waive any rights of the indemnified party except to the extent the rights of the indemnified party are materially prejudiced. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that (i) if the indemnifying party has failed to assume the defense and employ counsel or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it that are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. In no event shall the indemnifying party be liable for fees and expenses of more than one counsel separate from its own counsel for all indemnified parties in connection with any one action or separate but similar or related actions arising out of the same general allegations or circumstances.

            (d) If the indemnification provided for in this Section 2 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, expenses, damages or liabilities or actions in respect thereof, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, expenses, damages, liabilities or actions in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Seller, on the other, in connection with the statements or omissions which resulted in such losses, claims, expenses, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give any required notice. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Seller, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 2(d). The amount paid or payable by an indemnified party as a result of the losses, claims, expenses, damages, liabilities or actions in respect thereof referred to above in this Section 2(d) shall be deemed to


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include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         3. Expenses. The Company shall pay the costs and expenses incurred in connection with the preparation and filing of any registration statement covering Registerable Securities pursuant to this Agreement, including, but not limited to, the fees and expenses of counsel, accountants and other experts for the Company, printing costs, registration and filing fees and blue sky fees and expenses, commissions of underwriters (other than commissions of underwriters attributable to Registerable Securities, which shall be paid by the respective Sellers) and all other direct and indirect costs and expenses in connection with the registration and public offering of Registerable Securities. Notwithstanding anything contained herein to the contrary, the Company shall not be required to pay the fees and expenses of counsel for any of the Stockholders.

         4. Registerable Securities. For purposes of this Agreement, the term "Registerable Securities" shall mean (i) any and all shares of Common Stock owned by the Stockholders and issued in connection with the Mergers contemplated by the Acquisition Agreement and (ii) any shares of Common Stock issued or issuable with respect to the shares of Common Stock described in (i) above, by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganizations.

         5. Allocation of Registration Opportunities. In any circumstance in which all of the Registerable Securities and other shares of Common Stock of the Company (including shares of Common Stock issuable upon conversion or exchange of other securities or obligations of the Company) with registration rights ("Other Shares") requested to be included in a registration on behalf of the Stockholders or other selling stockholders of the Company cannot be so included as a result of limitations of the aggregate number of shares of Registerable Securities and Other Shares that may be so included, the number of shares of Registerable Securities and Other Shares that may be so included shall be allocated among the Stockholders and other selling stockholders requesting inclusion of shares pro rata on the basis of the number of shares of Registerable Securities and Other Shares that are requested to be registered by such Stockholders and other stockholders, including shares of Common Stock which would be held by such other stockholders assuming conversion or exchange of any other securities or obligations of the Company held by such Stockholders.

         6. Restriction on Sale. Except for the Registerable Securities proposed to be offered pursuant to Section 1(a) of this Agreement, each Stockholder agrees not to effect any sale, transfer, distribution or disposition (other than to donees who agree to be similarly bound) of Common Stock, including sales pursuant to Rule 144 of the SEC promulgated under the Securities Act, during the fourteen days prior to, and during the 90-day period beginning on, the effective date of any registration statement filed in connection with a registration under this Agreement (or such longer periods as may be requested by the underwriter or underwriters of such offering).


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         7.  Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the conflict of law principles thereof.

         8. Binding Effect. The obligations of this Agreement shall be binding upon the parties, their heirs, successors and legal representatives.

         9.  Assignment. This Agreement may not be assigned.

         10. Amendment. Amendments to this Agreement may only be made in writing signed by each of the parties.

         11. Entire Agreement. This Agreement contains the entire understanding of the parties and there are no other agreements, written or oral, regarding the subject matter hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                   LODGIAN, INC.

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   STOCKHOLDERS:


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